                             SCHEDULE 14A INFORMATION

                                  (Rule 14a-101)
                      INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                               (Amendment No. ---)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            ALLEGIANT BANCORP, INC.
               (Name of Registrant as Specified in its Charter)

       (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total Fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                     [Allegiant Bancorp, Inc. Letterhead]
                              April ----, 1998



Dear Fellow Shareholders:

      Our Annual Meeting of Shareholders will be held at the offices of Dash Multi-Corp, 2500 Adie Road, St. Louis, Missouri, at 3:00 p.m., local time, on Thursday, May 28, 1998. The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

      We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                    Sincerely,



                                    MARVIN S. WOOL
                                    Chairman and Chief Executive Officer

                           ALLEGIANT BANCORP, INC.
                              2122 Kratky Road
                          St. Louis, Missouri 63114
                                314-692-8200


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD THURSDAY, MAY 28, 1998


Dear Shareholder:

      The Annual Meeting of Shareholders of Allegiant Bancorp, Inc., a
Missouri corporation (the "Company"), will be held at the offices of Dash Multi-Corp, 2500 Adie Road, St. Louis, Missouri 63043, on Thursday, May 28, 1998, at 3:00 p.m. local time, for the following purposes:

      1.    To elect three (3) members of the Board of Directors.

      2. To consider and act upon the adoption of an amendment to Article 3 of Allegiant Bancorp, Inc.'s Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock.

      3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

      The Company's Board of Directors has fixed the close of business on April 8, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

      The accompanying Proxy Statement sets forth important information and is deemed incorporated by reference herein.

                                    By Order of the Board of Directors,

                                    MARVIN S. WOOL
                                    Chairman and Chief Executive Officer

April --, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            ALLEGIANT BANCORP, INC.
                               2122 Kratky Road
                          St. Louis, Missouri 63114
                                 314-692-8200


                               PROXY STATEMENT


                 For Annual Meeting of Shareholders to be
                      Held on Thursday, May 28, 1998

                              -----------------

                                   GENERAL

      This Proxy Statement is furnished to the shareholders of Allegiant Bancorp, Inc., a Missouri corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the offices of Dash Multi-Corp, 2500 Adie Road, St. Louis, Missouri 63043, at 3:00 p.m. local time, on Thursday, May 28, 1998, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Your proxy is being solicited by the Board of Directors of the Company (the "Board of Directors"). This proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy with the Secretary of the Company at the principal offices of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy. Proxies that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Annual Meeting and any adjournment thereof.

      This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy were first mailed to the shareholders of the Company on or about April --, 1998. The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

      Only shareholders of record at the close of business on April 8, 1998 are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 5,140,224 shares of Common Stock, $.01 par value (the "Common Stock"), issued and outstanding. The holder of each outstanding share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum and as voted for the purposes of determining the base number of shares voted on any of the proposals. If a broker or other nominee holder indicates on the proxy that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be treated as present at the Annual Meeting for purposes of determining the presence of a quorum and will not be considered as voted for purposes of determining the approval of the shareholders on a particular proposal.

      The amendment of the Articles of Incorporation, as amended, of the Company (the "Articles of Incorporation") requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock; therefore, abstentions and broker non-votes will have the effect of a vote against the amendment. Cumulative voting is applicable to the election of the Company's directors. In the election of directors, a shareholder is entitled to cast as many votes as shall equal the number of shares he or she owns of Common Stock multiplied by three, the number of directors to be elected at the Annual Meeting. A shareholder may cast all votes for a single candidate or may distribute them among two or more candidates as the shareholder may decide. Each duly-executed proxy in the form enclosed will be voted FOR all nominees listed on such proxy and the proposed amendment to the Articles of Incorporation, unless otherwise directed in the proxy. If a shareholder gives a proxy in the form enclosed but withholds authority to vote for one or more of the nominees listed on the proxy, the number of votes represented by such shareholder's proxy shall be divided equally, to the extent practicable without creating fractional votes, among the remaining nominees.

                         ITEM I.  ELECTION OF DIRECTORS

      Three individuals will be elected at the Annual Meeting to serve as Class I directors of the Company for a term of three years. The three nominees receiving the greatest number of votes at the Annual Meeting will be elected.

      The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the Board of Directors for the election of Kevin R. Farrell, Jack K. Krause and Lee S. Wielansky as Class I directors, except as otherwise directed by the shareholder on the proxy. Messrs. Farrell and Wielansky currently are directors of the Company. If for any reason Mr. Farrell, Krause or Wielansky become unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF KEVIN R. FARRELL, JACK K. KRAUSE AND LEE S. WIELANSKY AS CLASS I DIRECTORS.

      The name, age, principal occupation or position and other directorships with respect to Messrs. Farrell, Krause and Wielansky and the other directors whose terms of office will continue after the Annual Meeting is set forth below.

                 CLASS I NOMINEES - TO BE ELECTED FOR A TERM OF
                          THREE YEARS EXPIRING IN 2001

      KEVIN R. FARRELL, 47, has served as a director of the Company since 1989 and as Secretary of the Company since 1994. Mr. Farrell has been President of St. Louis Steel Products, a steel fabricating company, for more than the past five years.

      JACK K. KRAUSE, 66, has been the President and Chief Executive Officer of Jenkin & Guerin, a lubricant manufacturing company, since 1971.

      LEE S. WIELANSKY, 47, has been a director of the Company since 1990.
Mr. Wielansky is the Managing Director-Investments and a member of the Board of Directors of Regency Realty Corporation, a publicly-held real estate investment trust. Prior to such time, he was the President and Chief Executive Officer of Midland Development Group, a real estate development company, for more than five years.

                  CLASS II - TO CONTINUE IN OFFICE UNTIL 1999

      CHARLES E. POLK, 37, has been a director of the Company since 1994.
Mr. Polk has been a partner of Stinson, Mag & Fizzell PC, a law firm located in St. Louis, Missouri, since March 1998. For more than five years prior to such time, he was a partner in Husch & Eppenberger, another law firm located in St. Louis, Missouri.

      LELAND B. CURTIS, 54, has been a director since 1996. Mr. Curtis is a partner in the law firm of Curtis, Oetting, Heinz, Garrett & Soule, a law firm located in St. Louis, Missouri, for more than the past five years.

      SHAUN R. HAYES, 38, has served as a director and as the President of the Company since 1989. Additionally, Mr. Hayes has served as President and Chief Executive Officer of Allegiant Bank since May 1992. From 1989 through 1994, Mr. Hayes served as Secretary of the Company.

                 CLASS III  - TO CONTINUE IN OFFICE UNTIL 2000

      MARVIN S. WOOL, 69, has served as a director of the Company since
1990 and as the Chairman and Chief Executive Officer of the Company and Chairman of Allegiant Bank since March 1992. For more than the past five years, Mr. Wool has served as the President and Chief Executive Officer of Dash Multi-Corp, Inc., the holding company for [ten] subsidiary companies located in Georgia, Mississippi, Missouri, New Jersey and California that are in the chemical, cloth coating and carpet industries.

      LEON A. FELMAN, 63, has been a director of the Company since 1992.
For more than the past five years, Mr. Felman has been associated with Sage Systems, Inc., a franchisee of Arby's restaurants in the St. Louis area, and currently serves as its President and Chief Executive Officer.

      C. VIRGINIA KIRKPATRICK, 64, has been a director of the Company since 1990. Ms. Kirkpatrick has been President of CVK Personal Management & Training Specialists, a business consulting and human resource management firm, for more than the past five years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain of the directors and officers of the Company, of Allegiant Bank (the "Bank") and of Allegiant Bank, FSB (the "Savings Bank"), and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Bank and the Savings Bank, including borrowing and investing in certificates of deposit and repurchase agreements. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates paid or charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of April 8, 1998, the aggregate outstanding amount of all loans to officers and directors of the Company and to firms and corporations in which they have a 10% or greater beneficial interest was approximately $32,332,000, which represented approximately 74.45% of the Company's consolidated shareholders' equity at that date.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information regarding the amount of Common Stock beneficially owned, as of March 19, 1998, by each person who is a named executive officer, director or known by the Company to own beneficially more than 5% of the Company's Common Stock, and all directors and executive officers of the Company as a group:

                     Name of                  Number of Shares                Percent
                 Beneficial Owner          Beneficially Owned<F1>            of Class
                 ----------------          ----------------------            --------
              Marvin S. Wool                     605,064<F2>                   11.6%
              Shaun R. Hayes                     349,004<F3>                    6.6
              Leon A. Felman                     391,833<F4>                    7.6
              Kevin R. Farrell                   236,444<F5>                    4.6
              Lee S. Wielansky                   210,799<F6>                    4.1
              C. Virginia Kirkpatrick            120,788<F7>                    2.3
              John Straub                         84,293<F8>                    1.6
              Charles E. Polk                     39,340<F9>                       <F10>
              Leland B. Curtis                    19,176<F11>                      <F10>
              James R. Gibson                    288,406<F12>                   5.6
              Jack K. Krause                      94,952<F13>                   1.8

              All directors and executive
                officers as a group            1,986,198<F14>                  36.4%
                (9 persons)

--------------------
<F1>  Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his or her name. The percentage calculations for beneficial ownership are based upon 5,140,224 shares of Common Stock that were issued and outstanding as of April 8, 1998, plus, with respect to each individual and for all directors and executive officers as a group, the number of shares subject to options and warrants that may be acquired upon exercise or conversion within 60 days of April 8, 1998.

<F2>  Total includes: 46,838 shares held by the Dash Industries Pension Plan;
      53,031 shares held in trusts for the benefit of Mr. Wool's children; and 60,767 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of April 8, 1998. Mr. Wool's address is 2500 Adie Road, Maryland Heights, Missouri 63043.

<F3>  Total includes: 12,462 shares held of record by Mr. Hayes' spouse, as to which shares Mr. Hayes has shared voting and investment power;
      109,050 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of April 8, 1998; and 5,310 shares issuable upon exercise of warrants. Mr. Hayes' address is 2122 Kratky Road, St. Louis, Missouri 63114.

<F4>  Mr. Felman's address is 8860 Ladue Road, St. Louis, Missouri 63124.

<F5>  Total includes: 79,629 shares held of record by Pentastar Family
      Holdings, Inc.; 43,112 shares held by Mr. Farrell as custodian for his four children; 1,512 shares held by United Missouri Bank of Kansas City as Trustee for the IRA of Mr. Farrell's spouse; 1,523 shares held by Everen Clearing Corporation as custodian for Mr. Farrell's family; and 1,180 shares issuable upon exercise of warrants.

<F6>  Total includes: 20,365 shares held by Mr. Wielansky as custodian for his three children; 54,464 shares held jointly with Mr. Wielansky's spouse; 1,068 shares held by Shearson Lehman Brothers for the IRA of Mr. Wielansky's spouse; 34,500 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of April 8, 1998; 1,770 shares issuable upon exercise of warrants; and 4,414 shares held by Everen Clearing Corporation as custodian for Mr. Wielansky's spouse.

<F7>  Total includes: 20,041 shares held jointly with Ms. Kirkpatrick's spouse; 28,286 shares held by Paine Webber as Trustee for the IRA of Ms. Kirkpatrick's children; 4,870 shares held jointly with Ms. Kirkpatrick's son; 57,293 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of April 8, 1998; and 590 shares issuable upon exercise of warrants.

<F8>  Total includes: 6,255 shares held by Mr. Straub's spouse's Trust
      Agreement; and 22,000 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of April 8, 1998. Mr. Straub resigned as a director of the Company as of April 17, 1998.

<F9>  Total includes: 29,058 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of April 8, 1998.

<F10> Less than one percent.

                                    - 4 -

<F11> Total includes: 7,150 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of April 8, 1998.

<F12> Total includes: 11,091 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of the Allegiant Record Date. Mr. Gibson no longer serves as a director of the Company. Mr. Gibson's address is 67 Signal Hill Road, Belleville, Illinois 62223.

<F13> Total includes: 5,900 shares issuable upon exercise of warrants. Mr.
      Krause has been nominated as a Class I director of the Company.

<F14> Total includes: 297,820 shares subject to stock options that are presently exercisable or which are exercisable within 60 days of April 8, 1998; and 11,850 shares issuable upon exercise of warrants.


                       BOARD OF DIRECTORS AND COMMITTEES

      During 1997, the Board of Directors of the Company met twelve times, including regularly scheduled and special meetings. During the year all of the incumbent directors attended at least 75% of all meetings held by the Board of Directors and all committees upon which they served.

      The Board of Directors has a standing Executive Committee, Audit Committee, Directors' Responsibility Committee, Personnel Committee and Directors' and Officers' Compensation Committee.

      EXECUTIVE COMMITTEE.  Marvin S. Wool (Chairperson), Shaun R. Hayes,
C. Virginia Kirkpatrick, Kevin R. Farrell and Lee S. Wielansky are members of the Executive Committee. The Executive Committee may exercise all powers of the Board of Directors which may be lawfully delegated when the Board of Directors is not in session. The Executive Committee met eight times during 1997.

      AUDIT COMMITTEE. Lee S. Wielansky and Charles E. Polk are members of the Audit Committee. The Audit Committee's duties include meeting with the independent auditors, management, internal auditors and credit review personnel to periodically review the work of each and ensure that each is properly discharging its responsibilities. The Audit Committee met eight times during 1997.

      DIRECTORS' RESPONSIBILITY COMMITTEE. The members of the Directors' Responsibility Committee are Leon A. Felman (Chairperson) and C. Virginia Kirkpatrick. The Directors' Responsibility Committee periodically reviews transactions between directors and the Company to ensure compliance with various regulatory and other requirements. The Director's Responsibility Committee met four times during 1997.

      PERSONNEL COMMITTEE. The members of the Personnel Committee are C. Virginia Kirkpatrick (Chairperson), Marvin S. Wool and Shaun R. Hayes. The Personnel Committee reviews the Company's employee training program and participates in the recruitment and selection of certain key management employees. The Personnel Committee met six times during 1997.

      DIRECTORS' AND EXECUTIVES' COMPENSATION COMMITTEE. The members of the Directors' and Executives' Compensation Committee are Lee S. Wielansky (Chairperson), Charles E. Polk and Leland B. Curtis. The Directors' and Executives' Compensation Committee reviews and recommends the salaries and other compensation of all directors and executive officers of the Company. The Directors' and Executives' Compensation Committee met three times during 1997.

                                DIRECTORS' FEES

      Directors are paid $1,000 per board meeting attended. Directors serving on the Audit, Directors' Responsibility and Personnel Committees are paid $250 per year, directors serving on the Executive Committee receive $1,000 per year, directors serving on the Directors' and Executives' Compensation Committee were not paid compensation for serving on such committee and directors serving on the Bank's Loan Committee receive $2,500 per year. Directors also have received options under various stock option plans of the Company. Directors and committee members may elect to receive fees due to them from the Company in the form of shares of Common Stock valued at the net book value of the shares as of the day of the Company's board meeting closest to the end of each calendar quarter in which the subject fees are earned.

                    COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth the compensation of the Company's Chief Executive Officer and President. The Company's President was the only executive officer whose aggregate salary and bonus exceeded $100,000 during 1997.

                                              Summary Compensation Table
                                                                                       Long-Term Compensation
                                                                                       ----------------------
                                                   Annual Compensation                             Securities
                                          --------------------------------------       Restricted  Underlying
                                                                    Other Annual         Stock      Options/    All Other
                                          Salary          Bonus     Compensation         Awards       SARs    Compensation
Name and Principal Position      Year       ($)            ($)          ($)               ($)         (#)         ($)
---------------------------      ----     ------          -----     ------------       ----------  ---------- ------------
Marvin S. Wool                   1997   $ 66,962        $20,000      $16,650<F1>           --         7,874        --
   Chairman and Chief            1996     39,039         13,500        9,800<F1>           --        20,625        --
   Executive Officer of the      1995     30,000         10,000        6,418<F1>           --            --        --
   Company and Chairman of
   Allegiant Bank

Shaun R. Hayes                   1997    202,493         20,000             <F2>           --         7,874        --
   President of the Company      1996    175,394         13,500             <F2>           --        15,498        --
   and President and Chief       1995    165,000         30,000             <F2>           --         4,927        --
   Executive Officer of
   Allegiant Bank

--------------------
<F1>  Amounts reported consist only of directors' fees.

<F2>  The aggregate amounts of other annual compensation do not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for that fiscal year.

                    OPTION/SAR GRANTS IN LAST YEAR

      The following table sets forth information concerning stock option grants made in 1997 to the individuals named in the Summary Compensation Table. No SARs were granted to the named individuals in 1997.

                                                    Individual Grants
                          ----------------------------------------------------------------
                            Number of
                           Securities        Percent of Total
                           Underlying          Options/SARs
                          Options/SARs          Granted to      Exercise or
                             Granted           Employees in     Base Price      Expiration
      Name                     (#)              Fiscal Year       ($/Sh)            Date
      ----                ------------       ----------------   -----------     ----------
Marvin S. Wool<F1>            6,874                  4.7%          11.61      April 17, 2002
                              1,000                  0.7           12.54        May 15, 2002
Shaun R. Hayes<F1>            6,874                  4.7           11.61      April 17, 2002
                              1,000                  0.7           12.54        May 15, 2002

--------------------
<F1>  Options granted to the recipient pursuant to the Company's Directors'
      Stock Option Plan.

      The following table presents certain information concerning stock option exercises in the fiscal year ended December 31, 1997 and options remaining unexercised at December 31, 1997 by the individuals named in the Summary Compensation Table.

AGGREGATED OPTION/SAR EXERCISES IN LAST YEAR AND YEAR-END OPTION/SAR VALUES

                                                      Number of Securities            Value of Unexercised
                                                     Underlying Unexercised         in-the-Money Options/SARs
                       Shares                            Options/SARs at               at Fiscal Year-End
                    Acquired on                        Fiscal Year-End (#)                     ($)
                      Exercise    Value Realized   ---------------------------     ---------------------------
     Name                (#)            ($)        Exercisable   Unexercisable     Exercisable   Unexercisable
     ----           -----------   --------------   -----------   -------------     -----------   -------------
Marvin S. Wool           --             --            60,767         8,067           $364,883       $70,584
Shaun R. Hayes           --             --           109,050        10,084            847,278        88,134

--------------------
<F1>  Based on the Common Stock closing price on December 31, 1997 of $13.50.

                    ITEM 2.    PROPOSAL TO AMEND
            ARTICLE 3 OF THE ARTICLES OF INCORPORATION
                         OF THE COMPANY

      The Board of Directors has approved a proposal to amend Article 3 of the Articles of Incorporation to increase the number of shares of the Common Stock authorized thereunder from 7,800,000 to 20,000,000 and has directed that the proposal be submitted to the vote of the shareholders at the Annual Meeting.

      On April 8, 1998, 5,140,224 shares of the Common Stock were issued and outstanding. In addition, approximately 1,000,000 shares of the Common Stock will be required to satisfy the Company's potential obligations under its stock-based benefit plans. Except as set forth above or in other acquisition transactions that may be in the process of negotiation but not yet publicly announced, there are no options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or options, warrants or rights to purchase or acquire any additional shares of the Common Stock. Accordingly, without the proposed amendment, the Company has approximately 1,659,776 authorized shares of the Common Stock that were not issued, reserved or designated for issuance as disclosed above.

      The additional shares of the Common Stock for which authorization is sought herein would be identical to the shares of the Common Stock now authorized under the Articles of Incorporation. The authorized shares will be used from time to time in connection with future acquisitions, stock dividends or splits, capital raising, stock-based employee benefit plans and other stock requirements of the Company. The proposed amendment could result in increasing the number of shares that would have to be acquired by a party seeking to obtain control of the Company, but would not otherwise affect the legal rights of the shareholders of the outstanding shares of the Common Stock.

      Shareholders have no preemptive rights to acquire shares issued by the Company under its existing Articles of Incorporation, and shareholders would not acquire any such rights with respect to the additional shares under the proposed amendment to the Articles of Incorporation. Under some circumstances, issuance of additional shares of Common Stock could dilute voting rights, equity and earnings per share of existing shareholders. The authorization or issuance of the additional shares would not otherwise affect the legal rights of the shareholders of the outstanding shares of Common Stock.

      The increase in authorized but unissued Common Stock could be considered an anti-takeover measure because the additional authorized but unissued shares of Common Stock could be used by the Board of Directors to make a change in control of the Company more difficult. The Board of Directors' purpose in recommending this proposal is not as an anti-takeover measure, but for the reasons discussed above.

      The Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the number of authorized but unissued shares of the Common Stock. The increase will provide a reserve of shares available for issuance upon sole authorization of the Board of Directors for any general corporate purpose.

      The Complete text of the proposed amendment to the Articles of Incorporation is set forth in Annex A to this Proxy Statement.

      Adoption of the proposed amendment to Article 3 of the Articles of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

      THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO ARTICLE 3 OF THE ARTICLES OF INCORPORATION.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of the Company's outstanding stock ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During 1997, to the best of the Company's knowledge, the Reporting Persons complied with all applicable Section 16(a) filing requirements.

                            INDEPENDENT ACCOUNTANTS

      BDO Seidman, L.L.P. served as the Company's independent accountants for fiscal 1997. The Board of Directors has not yet engaged independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 1998. The Board of Directors anticipates that a representative of BDO Seidman, L.L.P. will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. A representative of such firm also will be available to respond to appropriate questions from shareholders.

                           PROPOSALS OF SHAREHOLDERS

      Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company by November --, 1998 for inclusion in the Company's Proxy Statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with regulations governing the solicitation of proxies.

                                 OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Annual Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the Proxy to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.


                                    By Order of the Board of Directors,

                                    MARVIN S. WOOL
                                    Chairman and Chief Executive Officer

April --, 1998

                                                                 ANNEX A

               RESOLUTION TO AMEND ARTICLES OF INCORPORATION
                                     OF
                          ALLEGIANT BANCORP, INC.

      The following amendment to the Articles of Incorporation, as amended, of Allegiant Bancorp, Inc. (the "Company") shall be put to a vote of the shareholders of the Company at the Annual Meeting of Shareholders to be held May 28, 1998:

            RESOLVED, that Article 3 of the Articles of Incorporation, as amended, of the Company shall be amended to read as follows:

            "Article Three
            --------------

            The aggregate number, class and par value, if any, of shares which the corporation shall have the authority to issue shall be: twenty million (20,000,000) shares of Common Stock with a par value of One Cent ($.01) each.

            The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows: None."

                         ALLEGIANT BANCORP, INC.
                PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                              MAY 28, 1998

      The undersigned hereby appoints Shaun R. Hayes and Kevin R. Farrell, and each of them, with or without the other, proxies, with full power of substitution to vote as designated below, all shares of common stock, $0.01 par value, of Allegiant Bancorp, Inc. (the "Company") that the undersigned signatory hereof is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Dash-Multi-Corp, 2500 Adie Road, St. Louis, Missouri 63043, on Thursday, May 28, 1998, at 3:00 p.m., and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS

   / /  FOR all nominees listed below        / /  WITHHOLD AUTHORITY
        (except as marked to the                  (to vote for all nominees
        contrary below)                           listed below)

        (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
          NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
       BELOW.  FAILURE TO FOLLOW THIS PROCEDURE TO WITHHOLD AUTHORITY TO
         VOTE FOR ANY INDIVIDUAL NOMINEE WILL RESULT IN THE GRANTING OF
              AUTHORITY TO VOTE FOR THE ELECTION OF SUCH NOMINEE.)

        CLASS I (three-year term)

        Kevin R. Farrell             Jack K. Krause           Lee S. Wielansky

2. ADOPTION OF AN AMENDMENT TO ARTICLE 3 OF THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED.

                 / /  FOR       / /  AGAINST       / /  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting of adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF KEVIN R. FARRELL, JACK K. KRAUSE AND LEE S. WIELANSKY AS DIRECTORS AS SET FORTH IN ITEM NO. 1 ABOVE AND "FOR" THE ADOPTION OF AN AMENDMENT TO ARTICLE 3 OF THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, $0.01 PAR VALUE AS SET FORTH IN ITEM NO. 2 ABOVE.

DATED: -----------------------------, 1998


                               -------------------------------------------------
                                                   Signature

                               -------------------------------------------------
                                           Signature, if held jointly

                               Please sign exactly as name appears on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.